Summary Prospectus
February 28, 2021
Madison Diversified Income Fund
Share Class/Ticker: Class A - MBLAX ● Class B - MBLNX ● Class C - MBLCX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at www.madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling (800) 877-6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Diversified Income Fund seeks a high total return through the combination of income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 62 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 46 of the Funds' statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%¹	1.00%²
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.10%	1.85%	1.85%
¹ The CDSC is reduced after 12 months and eliminated after six years following purchase.
² The CDSC is eliminated after 12 months following purchase.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	C	A	B	C
1 Year	$681	$638	$288	$681	$188	$188
3 Years	905	932	582	905	582	582
5 Years	1,146	1,201	1,001	1,146	1,001	1,001
10 Years	1,838	1,973	2,169	1,838	1,973	2,169
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks income by investing in a broadly diversified array of securities, including bonds, common stocks, real estate securities, foreign market bonds and stocks, and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’
judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, non-investment grade securities (i.e., “junk” bonds), and mortgage- or asset-backed) may constitute up to 80% of the Fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign (including American Depositary Receipts ("ADRs") and emerging market) stocks and bonds may constitute up to 25% of the Fund’s assets, and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.
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With regard to the fixed income component of the Fund, while there is no maturity strategy utilized, the Fund is managed with the goal of being between 90-110% of the market benchmark duration. The weighted average life of the Fund’s bond portfolio as of December 31, 2020 was 8.73 years. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula:[change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%. As of December 31, 2020, the duration of the Fund’s bond portfolio was 6.42 years, and the duration of the benchmark index (which, for this purpose, is the ICE BofA U.S. Corporate, Government & Mortgage Index), was 6.38 years.
The balance between the two strategies of the Fund -- i.e., fixed income investing and equity investing -- is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand. The Fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, when deemed appropriate by the portfolio managers, in order to generate additional income through the collection of option premiums. With regard to the equity portion of the Fund, the Fund generally holds 30-60 individual securities in its portfolio at any given time. This reflects the belief of the Fund's investment adviser, Madison Asset Management, LLC ("Madison"), that your money should be invested in Madison's top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the Fund’s investment objective.
The Fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds its intrinsic value or other stocks appear more attractive.
The Fund’s investment strategy reflects Madison's general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the Fund’s equity portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.
Interest Rate Risk. The Fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit Risk. The Fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and, compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the Fund may invest a significant portion of its assets in these securities, the Fund may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a fund that invests in such securities should be considered speculative.
Real Estate Investment Trusts "REITs" Risk. REITs pool investors’ Funds for investment primarily in real estate properties or real estate-related loans.  REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.  REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general.  These risks can include, but are not limited, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.  In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the price volatility of REITs), may have less trading volume and liquidity, and may be subject to more abrupt or erratic price movements than the overall securities market.  REITs are not taxed on income distributed to shareholders provided they comply with
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several requirements of the Internal Revenue Code of 1986, as amended.  REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities. involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such as American depository receipts (“ADRs”), global depository receipts (“GDRs”), and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depository receipts involve many of the same risks as direct investments in foreign securities.  These risks include, but are not limited to: fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance, as well as a custom index that reflects a hypothetical investment allocation of 50% bonds and 50% stock. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2020	9.89%
Lowest:	1Q 2020	-13.59%

Average Annual Total Returns
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years	Since Inception 7/31/2012
Class A Shares – Return Before Taxes	1.39%	7.97%	7.63%	N/A
Return After Taxes on Distributions	0.69%	6.52%	6.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	1.26%	6.03%	6.00%	N/A
Class B Shares – Return Before Taxes	2.31%	8.16%	7.62%	N/A
Class C Shares – Return Before Taxes	5.88%	8.45%	N/A	7.39%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	18.40%	15.22%	13.88%	14.98%
ICE BofA U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	7.64%	4.52%	3.91%	3.25%
Custom Blended Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.73%	10.08%	9.06%	9.22%
The Custom Blended Index consists of 50% S&P 500 Index and 50% ICE BofA U.S. Corporate Government & Mortgage Index.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of fund shares.
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Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager), Paul Lefurgey, CFA (Chief Executive Officer, Portfolio Manager), Chris Nisbet, CFA (Vice President, Portfolio Manager), Allen Olson, CFA (Vice President, Portfolio Manager), and Drew Justman, CFA (Vice President, Portfolio Manager), co-manage the Fund. Mr. Brown has served in this capacity since 1998, Mr. Lefurgey has served in this capacity since April 2013, Mr. Nisbet has served in this capacity since June 2013, Mr. Olson has served in this capacity since February 2021, and Mr. Justman has served in this capacity since February 2015.
Purchase and Sale of Fund Shares
The minimum investment amount to establish an account in Class A and Class C shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account. Class B shares may not be purchased or acquired, except by exchange from Class B shares of another Madison Fund or through dividend and/or capital gains reinvestment. The minimum investment to add to or open a Class B share account by exchange from an existing Class B share account are the same as Class A and Class C shares.
The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.
You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
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